UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported): February 21, 2006

AMERICAN ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lakepointe Centre I, 300 E. Mallard, Suite 300 Boise, Idaho	83706
(Address of principal executive offices)	(Zip Code)

(208) 331-8400
(Registrant’s telephone number, including area code)

Item 8.01. Other Events

On February 21, 2006, the Company issued a press release entitled “AMERICAN ECOLOGY ANNOUNCES 2006 DIVIDEND PLANS AND DIRECTOR SLATE”. The press release, dated February 21, 2006, is attached as Exhibit 99 and incorporated by reference herein.

Exhibit 99	Press Release, dated February 21, 2006, entitled “AMERICAN ECOLOGY ANNOUNCES 2006 DIVIDEND PLANS AND DIRECTOR SLATE”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ECOLOGY CORPORATION
(Registrant)

Date: February 22, 2006	By: /S/ Stephen A. Romano
Stephen A. Romano
President, Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99	Press Release dated February 21, 2006 titled “AMERICAN ECOLOGY ANNOUNCES 2006 DIVIDEND PLANS AND DIRECTOR SLATE”